WHITNEY

KBW’s Regional Bank
Conference

March 2, 2006

Forward-Looking Statements

     This presentation may include forward-looking statements
containing expectations about future conditions and descriptions of future plans and strategies.  Whitney's ability to accurately predict the effects of future plans or strategies is inherently limited such that actual results and performance could differ materially from those set forth in the forward-looking statements.
Factors that could cause actual results to differ from those expressed in the forward-looking statements are available in
Whitney’s filings with the Securities and Exchange Commission.
Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

History

Whitney National Bank

            - Since 1883

            - Oldest Continually

               Chartered Bank in

               New Orleans

Geographic Footprint

Whitney Locations

Texas

Louisiana

Mississippi

Alabama

Florida

Soundness

Profitability

Growth

Whitney’s Corporate Philosophy

In that order of priority

Impact of Recent Storms

Katrina

Greater New Orleans

Mississippi Gulf Coast

Coastal Alabama

Western Panhandle of Florida

Rita

Southwest Coastal Louisiana

Principally Lake Charles

Impacted Market Areas

67 Branches – 47%

9 remain closed

1,600 FTEs - 65%

over 600 temporarily relocated

$2.8 billion loans – 43%

$3.6 billion deposits – 49%

Disaster Recovery and Casualty Losses

Relocation Costs

Insurance coverage up to $25 million

Property Damage

Insurance coverage at least $150 million

Contingent Gains on Casualty Losses

Post-Storm Credit Quality

Impact of Storms on Loan Portfolio

$2.8 billion Loans in Impacted Areas

83% Comm’l & Comm’l Real Estate

Approximately 75% over $1 million

Contractors, oil & gas and certain other
customers little to positively impacted

25% middle market and small business
customers more susceptible to prolonged
recovery period and market shrinkage

17% Residential Mortgage & Individuals

Underwritten principally on income streams

Real estate collateral requires insurance

Impact of Storms on Credit Quality

$31 million Additional to Allowance

Assessment Process

Reviewed all significant criticized loans and $1.1 billion
sample of commercial loans over $1 million

Overlayed results of sample on remaining impacted
portfolio, similar to acquisition due diligence process

Differentiate commercial loans over and under $1
million

Smaller commercial loans segmented by severely
impacted versus lesser impacted areas as well as pre-
storm credit rating and collateral

Consumer loans segmented by credit scores and
collateral

Impact of Storms on Credit Quality

Assessment Process Continued in 4 th Qtr

Reviewed all criticized loans and all
commercial loans over $250,000 plus some
other smaller loans

Overlayed results of reviewed loans on
remaining  impacted portfolio

Consumer loans segmented by credit scores
and collateral as in 3 rd Qtr

Impact of Storms on Credit Quality

Assessment Process Will Continue Indefinitely

All criticized loans and larger loans will continue
to be reviewed each quarter

As this process continues, there will be fewer and
fewer unreviewed loans and less need for an
overlay process

Impact of storms on Whitney’s small portfolio of
consumer loans will probably not be evident until
early 2nd Qtr

Portfolio Risks and Uncertainties

Property damage and insurance
coverage for customers

Length of recovery period

Long-term economic impact

Rebuilding of public infrastructure

Government, private or philanthropic
investment

Population and economic contraction

Allowance for Loan Losses

            1.24%    1.21%     1.33%     1.59%     1.48%      1.22%      .97%     1.37%

% Loans

Loans Internally Classified As Having
Above Normal Credit Risks

$299

$193

$187

$173

$174

$217

Dec-01

Dec-02

Dec-03

Dec-04

Mar-05

Jun-05

$279

Sep-05

$255

Dec-05

Nonperforming Assets

$67.3

$16.8

$17.5

$25.0

$34.8

$42.1

$30.4

$26.1

1998

1999

2000

2001

2002

2003

2004

2005

%

Loans: .48%       .45%      .55%       .77%       .95%      .62%       ..46%      1.03%

Net Charge-Offs

Percent Net Charge-offs to Average Loans

History Review 2003 – 2005

137%

230%

221%

Allowance/
Nonperforming Loans

1.37%

.97%

1.22%

Allowance/Loans

1.00%

.42%

.55%

Nonperforming
Loans/Total Loans

.08%

.19%

.07%

Net Charge Offs/Total
Loans

2005

2004

2003

Soundness
Measures

9.51%

11.00%

10.84%

Shareholders’ Equity/
Total Assets

Disaster Deployment and Recovery

Disaster Deployment and Recovery

Over 600 Employees temporarily
relocated

Recovery sites in Houston, Chicago,
Atlanta, Baton Rouge and Mobile

Contact with customers and importance
of the Whitney Banker

Future plans and arrangements

Historic Earnings

For 2005

Condensed Income Statement 2005

($ in millions, except per share data)

Year Ended Dec. 31

2005

2004

Growth

Net interest income (TE)

$

393.0

$

326.3

20

%

Noninterest income

82.2

82.5

-

Total revenue (TE)

475.2

408.8

16

Noninterest expense

287.0

260.3

10

Provision for loan losses

37.0

2.0

N.M.

Net income

$

102.3

$

97.1

5

%

Basic EPS

$

1.65

$

1.59

4

%

Diluted EPS

$

1.63

$

1.56

4

%

History Review 2003 - 2005

3.77%

11.96%

1.36%

62.49%

22.97%

4.47%

2003

3.77%

(3.64)%

EPS Growth

10.94%

11.02%

Return on Equity

1.15%

1.23%

Return on Assets

60.40%

63.69%

Efficiency Ratio

17.30%

20.19%

Noninterest Income/Total
Revenue

4.85%

4.45%

Net Interest Margin

2005

2004

Profitability
Measures

History Review 2003 – 2005

12.84%

9.01%

3.15%

Assets

6.11%

7.01%

8.28%

Equity Growth

13.82%

7.34%

2.84%

Total Deposits

11.82%

8.48%

7.43%

Low Cost Deposits

18.49%

12.70%

5.12%

Loans

2005

2004

2003

Growth
Measures

Loan Growth

$2.3

$2.8

$3.2

$3.6

$4.2

$4.5

Growth: 23%    20%      14%     13%     18%       6%     (2)%       5%     13%     18%

$4.4

$4.6

$5.2

$6.1

Deposit Growth

$3.8

$4.0

$4.2

$4.5

$4.9

$5.5

Growth: 4%     3%       7%       7%       9%     13%      4%       3%      7%      14%

$5.8

$5.9

$6.3

$7.2

Acquisition Activity

Destin Bancshares, Inc., Destin,
Florida, April 2005

First National Bancshares, Inc.,
Bradenton, Florida, expected
2 nd Qtr 2006

New Business Opportunities

In-Market
Opportunities

New Market
Opportunities

Sarasota

Naples

Jacksonville

Tallahassee

Birmingham

Huntsville

Memphis

St. Louis

Tampa

Houston

Baton Rouge

Montgomery

Northshore

Focus on the Whitney Banker